 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

KITE REALTY GROUP TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN 46204
(Address of principal executive offices) (Zip Code)

(317) 577-5600
(Registrant's telephone number including area code)

Not applicable
(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name on each exchange on which registered
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2021 annual meeting of shareholders of the Company took place on May 12, 2021. At the meeting, shareholders voted on the election of ten nominees for the Company’s Board of Trustees to serve one-year terms expiring at the 2022 annual meeting of shareholders. The shares voted for, against, and abstaining as to each nominee were as follows:

Nominee	For	Against	Abstain
John A. Kite	69,931,830	2,555,577	16,827
William E. Bindley	69,910,444	2,583,263	10,527
Derrick Burks	72,266,253	225,970	12,011
Victor J. Coleman	72,065,595	427,583	11,056
Lee A. Daniels	71,785,940	705,833	12,461
Christie B. Kelly	72,052,890	443,279	8,065
David R. O’Reilly	72,064,138	429,568	10,528
Barton R. Peterson	70,940,910	1,551,650	11,674
Charles H. Wurtzebach	72,236,202	256,975	11,057
Caroline L. Young	71,728,217	767,755	8,262

*    There were a total of 4,599,420 Broker Non-Votes for each trustee nominee.

At the annual meeting, the shareholders voted on a non-binding resolution to approve the compensation of the Company’s executive officers. The shares voted for, against, and abstaining on this proposal were as follows:

Nominee	For	Against	Abstain
Advisory vote on executive compensation	59,870,040	8,554,360	4,079,834

*    There were a total of 4,599,420 Broker Non-Votes related to the advisory vote on executive compensation.

At the annual meeting, the shareholders voted to ratify the appointment of KPMG LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021. The shares voted for, against, and abstaining on this proposal were as follows:

Nominee	For	Against	Abstain
Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021	77,052,730	33,727	17,197

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: May 14, 2021	By:	/s/ Heath R. Fear
Heath R. Fear
Executive Vice President and
Chief Financial Officer